SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                  _________________________

                          FORM 8-K

                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 24, 2000


                Honeywell International Inc.
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   (Exact name of registrant as specified in its charter)


      Delaware                      1-8974                   22-2640650
   --------------                ------------              --------------
  (State or other                (Commission            (I.R.S. Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)


                           101 Columbia Road
                             P.O. Box 4000
                    Morristown, New Jersey  07962-2497
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        (Address of principal executive offices)  (Zip Code)

 Registrant's telephone number, including area code:  (973) 455-2000

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Item 5.   Other Events.
          -------------

     On February 24, 2000, Honeywell International Inc., Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. executed and delivered an underwriting agreement with respect to the offer and sale of US $1 billion of our 7.50% notes due 2010. The notes mature on March 1, 2010. The transaction is expected to close on March 1, 2000. Attached hereto as Exhibits 1 and 4 are copies of the applicable underwriting agreement and form of notes certificate setting forth the terms of the notes.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)               EXHIBITS:

                  The exhibits listed below relate to our Registration Statement (Nos. 33-64245 and 333-86157) on Form S-3 and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

1 Underwriting Agreement dated February 24, 2000 between the Registrant and Salomon Smith Barney Inc. and J.P. Morgan Securities Inc.

4                       Form of 7.50% Notes due 2010 of the Registrant.


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                         SIGNATURES
                         ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Honeywell International Inc.
                                   (Registrant)



Date:  February 28, 2000           By:/s/ Peter M. Kreindler
                                   -----------------------------
                                   Peter M. Kreindler
                                   Senior Vice President and
                                   General Counsel


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